HYPOTHECATION OF SPECIFIC SECURITIES

January 31, 2017

The securities listed below have been lodged by the Undersigned with

PACE SAVINGS AND CREDIT UNION LIMITED (hereinafter called the "Credit Union")

as collateral for the indebtedness of SUSGLOBAL ENERGY CORP. (hereinafter called the "Member")

These securities, together with such other securities as may from time to time hereafter be delivered to the Credit Union by the Undersigned, are subject to the terms and conditions set out herein.

Note: For stocks, record the name Type and number. For bonds, record The par value. For bills or notes, Record the name of the principal Debtors, amount, and due date.

2,000,000 common shares of SusGlobal Energy Corp.

Certificate No. 58

TERMS AND CONDITIONS

1. The securities listed above, and any renewals thereof, substitutions therefor and proceeds thereof, are hereby assigned to and are held by the Credit Union. All rights and claims of the Undersigned in respect or evidenced thereby, including the claims of the Undersigned against the drawee(s) of any unaccepted bills listed above, are also assigned to the Credit Union. The assigned premises shall be a general and continuing collateral security for the payment of the present and future indebtedness and liability of the Member to the Credit Union, wheresoever and howsoever incurred, and any ultimate unpaid balance thereof.

2. In the event of any default in the payment of the Member's liability or indebtedness, or in the event the Credit Union is of the opinion that any of the securities hereby assigned has depreciated in value, the Credit Union is authorized and empowered to realize, collect, sell, transfer and/or deliver all or any part of the assigned premises in such manner as may seem to it advisable, without notice to the Undersigned. For the purposes of such realization, collection, sale, transfer and/or delivery each and every requirement relating thereto and prescribed by law or otherwise is hereby waived by the Undersigned.

3. The Credit Union shall not be bound to deal with the assigned premises as set out in paragraph 2 hereof, nor shall it be liable for any loss which may be occasioned by any failure to so deal with the assigned premises.

4. The Credit Union may charge on its own behalf and may also pay to others reasonable sums for expenses incurred and/or services rendered, expressly including legal advices and services, in or in connection with the realization, collection, sale, transfer, delivery and/or payment of the assigned premises or any part thereof. The Credit Union may deduct the amount of such sums from the proceeds of the assigned premises. The balance of the proceeds may be held by the Credit Union in lieu of the assigned premises or any part thereof, or may at the option of the Credit Union be applied on account of any or all of the indebtedness and liability of the Member without prejudice to the Credit Union's claims upon the Member and/or the Undersigned for any deficiency.

5. It is agreed that the responsibility of the Credit Union with respect to the securities hereby assigned shall be limited to the exercise of the same degree of care which the Credit Union gives to its own valuable property located in its offices.

6. The Credit Union may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Member and with other parties and securities as it may see fit, and without prejudice to the liability of the Member or to the Credit Union's rights in respect of the security hereby constituted.

7. The Credit Union shall not be obliged to exhaust its recourse against the Member, the Undersigned, any other party, or any other security it may hold before realizing on or otherwise dealing with securities pledged hereby.

8. Any moneys which may be received by the Undersigned or any of them, for or in respect of the assigned premises shall be received in trust for the Credit Union, and shall be paid over to the Credit Union forthwith.

9. If the securities hereby assigned include any certificate for shares of stock in any company, any bond or any other security of any kind with a transfer and power of attorney to transfer in blank endorsed thereon or attached thereto, the Credit Union and each of its officers is herby authorized and empowered to complete the blanks in such transfer and power of attorney with such name(s) and in such manner as may be thought best by the Credit Union or any such officer, and to seal and deliver such security after the blanks have been completed. Whenever such shares of stock, bonds or other securities are transferred to the Credit Union or its nominee, then the Credit Union or its nominee shall have the right to vote in respect at all meetings of shareholders, bondholders or security holders.

10. Any written notice to the Undersigned shall be deemed sufficient if sent by ordinary mail to the most recent address shown in the Credit Union's files.

11. The Credit Union is entitled to make advances on the security of the assigned premises notwithstanding the death of the Undersigned, or any of them, until the Undersigned, including the executor(s) or administrator(s) of any deceased Undersigned, has given written notice to the Credit Union not to make further advances on such security.

12. This is a continuing agreement and the securities hereby assigned are in addition to, not in substitution for, any other security the Credit Union may hold. This agreement shall not operate as a merger of any simple contract debt, nor shall it suspend the fulfillment of or affect the rights, remedies and powers of the Credit Union in respect of any indebtedness of the Member to it.

1370383 Ontario Ltd.
Name of Securities Owner

per: [signature]
Name: Vincent Ramcilar
Title:

Note: This document must be signed by all owner(s) of the securities lodged, and by any other person having any right or title therein or thereto. If any bill or note lodged has been given for the accommodation of the assignor, the accommodation maker or endorser must sign this document. If any bill or note payable on demand and endorsed by a person other than the assignor is lodged, such endorser must sign this document.